UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2019

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2019, Senseonics Holdings, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2019.  Of the 177,008,363 shares outstanding as of the record date, 136,571,716 shares, or 77.2%, were present or represented by proxy at the Annual Meeting.  Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1:  Election of three nominees to serve as directors until the 2022 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Stephen P. DeFalco	72,458,877	10,379,522
Douglas S. Prince	75,381,710	7,456,689
Douglas A. Roeder	75,606,497	7,231,902

Broker Non-Votes: 53,733,317.

All nominees were elected.

Proposal No. 2:  Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Ernst & Young LLP	134,602,364	955,829	1,013,523

Item 8.01 Other Events.

On May 30, 2019, the Company’s Board of Directors (the “Board”) adopted the Senseonics Holdings, Inc. Inducement Plan (the “Inducement Plan”), to be effective upon approval of the additional listing application related to the Inducement Plan by the NYSE American, pursuant to which the Company reserved 1,800,000 shares of the Company’s common stock for issuance under the Inducement Plan.    The only persons eligible to receive grants of Awards (as defined below) under the Inducement Plan are individuals who satisfy the standards for inducement grants in accordance with NYSE American Company Guide Section 711(a), including individuals who were not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to such persons entering into employment with the Company. An “Award” is any right to receive the Company’s common stock pursuant to the Inducement Plan, consisting of nonstatutory options, restricted stock unit awards and other equity incentive awards. On May 30, 2019, the Board also adopted a form of stock option grant notice and stock option agreement for use with the Inducement Plan.

The description above of the terms of the Inducement Plan is not complete, and reference is made to the Inducement Plan filed as Exhibit 10.1 hereto for a full description of the terms of the Inducement Plan. The form of stock option grant notice and stock option agreement for use with the Inducement Plan is attached as Exhibit 10.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Number    Description

10.1	Senseonics Holdings, Inc. Inducement Plan
10.2	Form of Stock Option Grant Notice and Stock Option Agreement used in connection with the Senseonics Holdings, Inc. Inducement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2019	SENSEONICS HOLDINGS, INC.

By:	/s/ Jon Isaacson
Name:	Jon Isaacson
Title:	Chief Financial Officer